UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-06730

ALLIANCEBERNSTEIN LARGE-CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:   January 31, 2006

ITEM 1.   REPORTS TO STOCKHOLDERS.


AllianceBernstein Large Cap Growth Fund


Semi-Annual Report

January 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


SEMI-ANNUAL REPORT



Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



March 13, 2006


Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Large Cap Growth Fund (the "Fund") for the semi-annual reporting period ended January 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominately in the securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended January 31, 2006. For comparison to the overall market, returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the broad U.S. stock market, have also been provided.

For both the six- and 12-month periods ended January 31, 2006, the Fund significantly outperformed its benchmark, the Russell 1000 Growth Index, primarily due to better stock selection.

For the six-month period under review, the Fund gained over 5% and 2% relative to its benchmark in the technology and consumer discretionary sectors, respectively, entirely due to outstanding stock selection. In addition, the Fund outperformed its benchmark by approximately 1% in both the financial services and health care sectors due to strong stock selection. The Fund gained over 1% relative to its benchmark in the energy sector primarily due to overweighting this best performing sector in the Index for the reporting period.

For the 12-month period ended January 31, 2006, the Fund gained over 7% and 2% relative to its benchmark in the technology and consumer discretionary sectors, respectively, entirely due to outstanding stock selection. In addition, the Fund gained over 2% relative to its benchmark in the health care sector and modestly outperformed its benchmark in the financial services sector, again entirely due to better stock selection. The Fund gained almost 2% relative to its benchmark in the energy sector primarily due to overweighting this best performing sector in its benchmark for the 12-month period ended January 31, 2006.


Market Review and Investment Strategy

The fundamentals of the U.S. economy and corporate profitability were at odds with the performance of the equity markets in both 2005 and 2004. Based upon consensus estimates, 2005 earnings for the S&P 500 Stock Index companies will be up almost 14% year-over-year, yet the Index was up less than 5%. In 2004, earnings growth was 20%, but the Russell 1000 Growth Index gained only 6%. After two consecutive years of price-to-earnings multiple compression, the Russell 1000

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 1


Growth Index closed the year at 16.4 times estimated 2005 earnings, its lowest price-to-earnings ratio in 10 years.

Gross domestic product (GDP) growth fell off significantly to 1.1% in the fourth quarter of 2005. The consensus expects a rebound in the first quarter of 2006, but not to the previous level of about 4%. Historically, growth stocks have tended to outperform value stocks during periods of decelerating economic growth. That may be the case in the coming months, since the premium for growth stocks relative to the broad market is as low as it has been in 25 years. It remains to be seen whether growth's outperformance over the past three quarters is any indication that the market is in the early innings of a growth cycle.

As of January 31, 2006, relative to the Russell 1000 Growth Index, the Fund was overweighted in the energy, financial services, health care, technology and consumer discretionary sectors and underweighted in the producer durables, consumer staples, materials and processing, auto and transportation and utilities sectors.


2 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor's (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK                           Returns
PERIODS ENDED JANUARY 31, 2006             6 Months          12 Months
-------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund
   Class A                                   12.95%            23.81%
   Class B                                   12.56%            22.87%
   Class C                                   12.58%            22.94%
   Advisor Class                             13.16%            24.22%
   Class R                                   12.98%            23.81%
   Class K**                                 13.18%            23.20%*
   Class I**                                 13.33%            23.43%*
Russell 1000 Growth Index                     3.91%            10.81%
S&P 500 Stock Index                           4.67%            10.37%

*  Since Inception: see inception dates below.

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


See Historical Performance and Benchmark disclosures on previous page.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2006
                                       NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                    23.81%            18.52%
5 Years                                   -5.43%            -6.24%
10 Years                                   7.18%             6.72%
Class B Shares
1 Year                                    22.87%            18.87%
5 Years                                   -6.14%            -6.14%
10 Years(a)                                6.58%             6.58%
Class C Shares
1 Year                                    22.94%            21.94%
5 Years                                   -6.12%            -6.12%
10 Years                                   6.44%             6.44%
Advisor Class Shares#
1 Year                                    24.22%            24.22%
5 Years                                   -5.15%            -5.15%
Since Inception*                           7.19%             7.19%
Class R Shares#
1 Year                                    23.81%            23.81%
Since Inception*                          12.43%            12.43%
Class K Shares#
Since Inception*                          23.20%            23.20%
Class I Shares#
Since Inception*                          23.43%            23.43%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
Class A Shares
1 Year                                                       9.29%
5 Years                                                     -5.69%
10 Years                                                     6.61%
Class B Shares
1 Year                                                       9.31%
5 Years                                                     -5.58%
10 Years(a)                                                  6.47%
Class C Shares
1 Year                                                      12.40%
5 Years                                                     -5.55%
10 Years                                                     6.34%
Advisor Class Shares
1 Year                                                      14.54%
5 Years                                                     -4.58%
Since Inception*                                             6.81%
Class R Shares#
1 Year                                                      14.18%
Since Inception*                                            10.97%
Class K Shares#
Since Inception*                                            18.55%
Class I Shares#
Since Inception*                                            18.72%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

#     These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                      Ending
                  Account Value                 Account Value                    Expenses Paid
                 August 1, 2005                January 31, 2006                  During Period*
----------------------------------------------------------------------------------------------------
              Actual    Hypothetical        Actual     Hypothetical**         Actual    Hypothetical
----------------------------------------------------------------------------------------------------
Class A       $1,000       $1,000          $1,129.50    $1,016.48              $9.29        $8.79
Class B       $1,000       $1,000          $1,125.57    $1,012.70             $13.29       $12.58
Class C       $1,000       $1,000          $1,125.79    $1,012.85             $13.13       $12.43
Advisor
  Class       $1,000       $1,000          $1,131.57    $1,018.30              $7.36        $6.97
Class R       $1,000       $1,000          $1,129.84    $1,016.48              $9.29        $8.79
Class K       $1,000       $1,000          $1,131.83    $1,018.05              $7.63        $7.22
Class I       $1,000       $1,000          $1,133.33    $1,019.71              $5.86        $5.55


* Expenses are equal to the classes' annualized expense ratios of 1.73%, 2.48%, 2.45%, 1.37%, 1.73%, 1.42% and 1.09%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**    Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


PORTFOLIO SUMMARY
January 31, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $3,751.9


SECTOR BREAKDOWN*
o  31.2%  Technology                    [PIE CHART OMITTED]
o  22.1%  Health Care
o  12.9%  Consumer Services
o  12.6%  Finance
o   9.0%  Energy
o   5.7%  Consumer Staples
o   2.7%  Capital Goods
o   2.0%  Aerospace & Defense

o   1.8%  Short-Term



TEN LARGEST HOLDINGS
January 31, 2006 (unaudited)


                                                               Percent of
Company                                      U.S. $ Value      Net Assets
-------------------------------------------------------------------------------
Google, Inc., Cl.A                           $183,741,325             4.9%
Halliburton Co.                               165,352,630             4.6
The Procter & Gamble Co.                      156,266,509             4.2
Broadcom Corp., Cl.A                          150,353,720             4.0
QUALCOMM, Inc.                                144,489,092             3.7
Genentech, Inc.                               135,667,680             3.6
eBay, Inc.                                    126,907,950             3.4
Teva Pharmaceutical Industries, Ltd. (ADR)    124,202,505             3.3
Apple Computer, Inc.                          119,207,637             3.2
WellPoint, Inc.                               118,248,960             3.1
                                           $1,424,438,008            38.0%


* All data are as of January 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

      Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.



ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 7


PORTFOLIO OF INVESTMENTS
January 31, 2006 (unaudited)

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.4%

Technology-31.6%
Communication Equipment-9.0%
Corning, Inc.(a)                              4,590,750     $111,784,762
Juniper Networks, Inc.(a)*                    4,527,300       82,079,949
QUALCOMM, Inc.                                3,012,700      144,489,092
                                                             ------------
                                                             338,353,803

Communications Equipment-0.5%
Motorola, Inc.                                  846,300       19,219,473

Computer Hardware/Storage-3.2%
Apple Computer, Inc.(a)                       1,578,700      119,207,637

Computer Peripherals-1.6%
Network Appliance, Inc.(a)*                   1,976,390       61,663,368

Internet Media-7.7%
Google, Inc. Cl.A(a)                            424,100      183,741,325
Yahoo!, Inc.(a)                               3,012,900      103,462,986
                                                             ------------
                                                             287,204,311

Semiconductor Components-8.1%
Advanced Micro Devices, Inc.(a)                 961,100       40,231,646
Broadcom Corp. Cl.A(a)                        2,204,600      150,353,720
Marvell Technology Group, Ltd.(a)             1,631,000      111,593,020
                                                             ------------
                                                             302,178,386

Software-1.5%
Adobe Systems, Inc.                             513,900       20,412,108
Microsoft Corp.                               1,342,500       37,791,375
                                                             ------------
                                                              58,203,483
                                                             ------------
                                                           1,186,030,461

Health Care-22.4%
Biotechnology-6.4%
Affymetrix, Inc.(a)*                            591,200       22,572,016
Amgen, Inc.(a)                                  455,800       33,223,262
Genentech, Inc.(a)                            1,579,000      135,667,680
Gilead Sciences, Inc.(a)                        766,600       46,662,942
                                                             ------------
                                                             238,125,900

Drugs-3.3%
Teva Pharmaceutical Industries, Ltd. (ADR)*   2,913,500      124,202,505

Medical Products-4.9%
Alcon, Inc.*                                    702,000       89,799,840
St. Jude Medical, Inc.(a)                     1,898,500       93,273,305
                                                             ------------
                                                             183,073,145


8 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-7.8%
Caremark Rx, Inc.(a)                          1,207,400      $59,524,820
UnitedHealth Group, Inc.                      1,955,530      116,197,593
WellPoint, Inc.(a)                            1,539,700      118,248,960
                                                             ------------
                                                             293,971,373
                                                             ------------
                                                             839,372,923

Consumer Services-13.1%
Advertising-0.7%
Getty Images, Inc.(a)*                          177,100       14,460,215
Lamar Advertising Co. Cl.A(a)*                  236,900       10,878,448
                                                             ------------
                                                              25,338,663

Broadcasting & Cable-1.1%
The E.W. Scripps Co. Cl.A*                      881,380       42,605,909

Cellular Communications-0.5%
America Movil S.A. de C.V. (ADR)                550,500       18,568,365

Entertainment & Leisure-3.4%
eBay, Inc.(a)                                 2,944,500      126,907,950

Restaurants & Lodging-0.9%
Las Vegas Sands Corp.(a)*                       335,900       17,248,465
McDonald's Corp.                                317,000       11,098,170
Starbucks Corp.(a)                              129,600        4,108,320
                                                             ------------
                                                              32,454,955

Retail - General Merchandise-5.3%
Lowe's Cos., Inc.                             1,337,400       84,991,770
Target Corp.                                  2,073,000      113,496,750
                                                             ------------
                                                             198,488,520

Miscellaneous-1.2%
Electronic Arts, Inc.(a)*                       845,200       46,131,016
                                                             ------------
                                                             490,495,378

Finance-12.7%
Banking - Money Center-2.1%
JPMorgan Chase & Co.                            940,000       37,365,000
UBS AG*                                         389,400       42,366,720
                                                             ------------
                                                              79,731,720

Banking - Regional-0.5%
Northern Trust Corp.                            332,100       17,338,941

Brokerage & Money Management-6.2%
Franklin Resources, Inc.                        763,393       75,194,210
Legg Mason, Inc.                                316,900       41,101,930
Merrill Lynch & Co., Inc.*                      578,900       43,458,023
The Goldman Sachs Group, Inc.                   523,650       73,965,563
                                                             ------------
                                                             233,719,726



ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Insurance-3.9%
Ace Ltd.                                        641,000      $35,094,750
American International Group, Inc.            1,296,050       84,839,433
The Progressive Corp.*                          250,001       26,260,105
                                                             ------------
                                                             146,194,288
                                                             ------------
                                                             476,984,675

Energy-9.1%
Domestic Producers-0.2%
Noble Energy, Inc.                              216,200       10,005,736

Oil Service-8.9%
Baker Hughes, Inc.                              252,300       19,538,112
GlobalSantaFe Corp.*                            643,200       39,267,360
Halliburton Co.*                              2,078,600      165,352,630
Nabors Industries, Ltd.(a)*                   1,339,860      108,863,625
                                                             ------------
                                                             333,021,727
                                                             ------------
                                                             343,027,463

Consumer Staples-5.8%
Household Products-4.2%
The Procter & Gamble Co.                      2,638,300      156,266,509

Retail - Food & Drug-1.6%
Walgreen Co.                                    643,400       27,846,352
Whole Foods Market, Inc.*                       452,800       33,448,336
                                                             ------------
                                                              61,294,688
                                                             ------------
                                                             217,561,197

Capital Goods-2.7%
Electrical Equipment-0.8%
Emerson Electric Co.                            403,900       31,282,055

Miscellaneous-1.9%
General Electric Co.                          2,109,300       69,079,575
                                                             ------------
                                                             100,361,630

Aerospace & Defense-2.0%
Aerospace-2.0%
The Boeing Co.                                1,087,150       74,263,217

Total Common Stocks
   (cost $2,601,492,299)                                   3,728,096,944



10 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.8%
Time Deposit-1.8%
State Street Euro Dollar
   3.60%, 2/01/06
   (cost $69,676,000)                           $69,676      $69,676,000

Total Investment before Security
   Lending Collateral-101.2%
   (cost $2,671,168,299)                                   3,797,772,944

INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED-10.7%
Short-Term Investment
UBS Private Money Market Fund, LLC, 4.35%
   (cost $400,291,002)                      400,291,002      400,291,002

Total Investments-111.9%
   (cost $3,071,459,301)                                   4,198,063,946
Other assets less liabilities-(11.9%)                       (446,201,440)

Net Assets-100%                                           $3,751,862,506


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)   Non-income producing security.

      Glossary:
      ADR - American Depositary Receipt.

      See notes to financial statements.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 11


STATEMENT OF ASSETS & LIABILITIES
January 31, 2006 (unaudited)

Assets
Investments in securities, at value
   (cost $3,071,459,301 -including investment of cash
   collateral for securities loaned of $400,291,002)           $4,198,063,946(a)
Cash                                                                      986
Receivable for investment securities sold                          78,382,399
Receivable for capital stock sold                                   6,053,999
Dividends and interest receivable                                     943,404
                                                            -----------------
Total assets                                                    4,283,444,734
                                                            -----------------
Liabilities
Payable for collateral on securities loaned                       400,291,002
Payable for investment securities purchased                       104,526,166
Payable for capital stock redeemed                                 13,800,610
Advisory fee payable                                                2,291,250
Transfer Agent fee payable                                          2,217,280
Distribution fee payable                                              617,325
Administrative fee payable                                              5,051
Accrued expenses                                                    7,833,544
                                                            -----------------
Total liabilities                                                 531,582,228
                                                            -----------------
Net Assets                                                     $3,751,862,506
                                                            -----------------
Composition of Net Assets
Capital stock, at par                                                $183,786
Additional paid-in capital                                     10,804,103,493
Accumulated net investment loss                                   (32,211,278)
Accumulated net realized loss on investment transactions       (8,146,818,140)
Net unrealized appreciation of investments                      1,126,604,645
                                                            -----------------
                                                               $3,751,862,506
                                                            -----------------


Calculation of Maximum Offering Price Per Share

                                               Net Asset Value and:
                                             ----------------------
                                     Shares    Offering  Redemption
Class             Net Assets    Outstanding      Price      Price
--------------------------------------------------------------------
A             $1,515,169,523     70,036,279     $22.59*    $21.63
B             $1,527,916,354     78,551,101     $19.45         --
C               $534,969,009     27,420,145     $19.51         --
Advisor         $170,445,402      7,623,938     $22.36     $22.36
R                   $688,294         31,894     $21.58     $21.58
K                    $69,491          3,199     $21.72     $21.72
I                 $2,604,433        119,701     $21.76     $21.76




* Represents the maximum offering price per share which includes a sales charge of 4.25%.

(a)   Includes securities on loan with a value of $385,738,784 (see Note E).

      See notes to financial statements.



12 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $77,516)                                   $9,021,797
Interest                                            524,564     $9,546,361
                                                 ----------
Expenses
Advisory fee                                     13,194,878
Distribution fee--Class A                         2,112,914
Distribution fee--Class B                         7,675,955
Distribution fee--Class C                         2,653,969
Distribution fee--Class R                               496
Distribution fee--Class K                                40
Transfer agency--Class A                          3,422,264
Transfer agency--Class B                          4,123,196
Transfer agency--Class C                          1,346,700
Transfer agency--Advisor Class                      455,923
Transfer agency--Class R                                265
Transfer agency--Class K                                 33
Transfer agency--Class I                              1,015
Printing                                          5,959,678
Legal                                               475,264
Custodian                                           226,180
Registration fees                                    64,973
Administrative                                       42,214
Audit                                                29,353
Directors' fees and expenses                         12,376
Miscellaneous                                        95,922
                                                 ----------
Total expenses                                   41,893,608
Less: expense offset arrangement
  (see Note B)                                     (135,969)
                                                 ----------
Net expenses                                                    41,757,639
                                                                ----------
Net investment loss                                            (32,211,278)
                                                                ----------
Realized and Unrealized Gain
on Investment Transactions
Net realized gain on investment
  transactions                                                 621,695,140(a)
Net change in unrealized
appreciation/depreciation
  of investments                                              (161,634,680)
                                                              ------------
Net gain on investment transactions                            460,060,460
                                                              ------------
Net Increase in Net Assets from
  Operations                                                  $427,849,182
                                                              ------------

(a) On August 5, 2005, the Fund had a redemption-in-kind with total proceeds in the amount of $889,298,358. The net realized gain on the transactions of $337,021,310 will not be realized for tax purposes.

      See notes to financial statements.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 13


STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended          Year Ended
                                          January 31, 2006             July 31,
                                               (unaudited)                2005
                                        ------------------       -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                           $(32,211,278)       $(51,583,251)
Net realized gain on investment
  transactions                                 621,695,140         287,552,147
Net change in unrealized
  appreciation/depreciation
  of investments                              (161,634,680)        490,377,829
                                        ------------------       -------------
Net increase in net assets
  from operations                              427,849,182         726,346,725

Capital Stock Transactions
Net decrease                                (1,161,860,307)     (1,090,829,489)
                                        ------------------       -------------
Total decrease                                (734,011,125)       (364,482,764)

Net Assets
Beginning of period                          4,485,873,631       4,850,356,395
                                        ------------------       -------------
End of period, (including accumulated
  net investment loss of ($32,211,278)
  and $0, respectively)                     $3,751,862,506      $4,485,873,631
                                        ------------------       -------------


See notes to financial statements.


14 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
January 31, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Large Cap Growth Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased before July 11, 1998 will convert to Class A shares six years after the end of the calendar month of purchase. Class B shares purchased on or after July 11, 1998 will convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.


1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 15


on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") (see Note K) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


16 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 17


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets up to $5 billion, .95% of the next $2.5 billion, .90% of the next $2.5 billion, and .85% of the Fund's average daily net assets over $10 billion. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $42,214 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2006.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund (see Note K). AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $3,959,007 for the six months ended January 31, 2006.

For the six months ended January 31, 2006, the Fund's expenses were reduced by $135,969 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares (see Note K). The Distributor has advised the Fund that it has retained front-end sales charges of $20,556 from the sale of Class A shares and received $24,974, $365,373 and $16,939 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2006 amounted to $2,174,477, of which $32,660 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to


18 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Class A and Class R shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .30% of the average net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $194,417,388, $16,660,689, $0 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2006, were as follows:

                                            Purchases             Sales
-------------------------------------------------------------------------------
Investment securities (excluding
   U.S. government securities)          $1,258,157,723      $1,563,856,283
U.S. government securities                          -0-                 -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                               $1,147,771,361
Gross unrealized depreciation                                  (21,166,716)
Net unrealized appreciation                                 $1,126,604,645


NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 19


Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of January 31, 2006, the Fund had loaned securities with a value of $385,738,784 and received cash collateral which was invested in a money market fund valued at $400,291,002 as included in the accompanying portfolio of investments. For the six months ended January 31, 2006, the Fund earned fee income of $44,479 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 21,000,000,000 shares of $0.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ----------------------------------------------------------
                      Six Months                   Six Months
                           Ended                        Ended
                      January 31,                  January 31,
                            2006    Year Ended           2006      Year Ended
                     (unaudited) July 31, 2005     (unaudited)   July 31, 2005
                   -----------------------------------------------------------
Class A
Shares sold           10,283,853     9,120,152    $211,541,747    $158,058,675
Shares converted
from Class B             509,972     1,194,471      10,362,074      21,393,988
Shares redeemed      (11,185,042)  (35,137,620)   (225,896,043)   (610,166,042)
Net decrease            (391,217)  (24,822,997)    $(3,992,222)  $(430,713,379)

Class B
Shares sold            1,254,563     3,076,383     $22,979,584     $48,139,464
Shares converted
to Class A              (569,603)   (1,325,136)    (10,362,074)    (21,393,988)
Shares redeemed      (12,361,709)  (37,997,391)   (223,302,346)   (595,688,318)
Net decrease         (11,676,749)  (36,246,144)  $(210,684,836)  $(568,942,842)

Class C
Shares sold              911,258     1,152,760     $17,085,652     $18,127,392
Shares redeemed       (4,466,262)  (15,133,060)    (80,931,609)   (237,393,792)
Net decrease          (3,555,004)  (13,980,300)   $(63,845,957)  $(219,266,400)


20 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


                               Shares                         Amount
                    ----------------------------------------------------------
                      Six Months                   Six Months
                           Ended                        Ended
                      January 31,                  January 31,
                            2006    Year Ended           2006      Year Ended
                     (unaudited) July 31, 2005     (unaudited)   July 31, 2005
                   -----------------------------------------------------------
Advisor Class
Shares sold            1,394,892    12,095,279     $29,239,803    $216,904,743
Shares redeemed      (46,449,540)   (4,934,526)   (915,537,611)    (88,916,350)
Net increase
(decrease)           (45,054,648)    7,160,753   $(886,297,808)   $127,988,393

Class R
Shares sold               27,776         5,735        $587,021         $97,611
Shares redeemed           (1,475)         (744)        (29,973)        (12,872)
Net increase              26,301         4,991        $557,048         $84,739

                                       March 1,                        March 1,
                                    2005(a) to                       2005(a) to
                                 July 31, 2005                    July 31, 2005
                   -----------------------------------------------------------
Class K
Shares sold                2,653           567         $53,842         $10,000
Shares redeemed              (21)           -0-           (436)             -0-
Net increase               2,632           567         $53,406         $10,000

Class I
Shares sold              133,752           567      $2,655,937         $10,000
Shares redeemed          (14,618)           -0-       (305,875)             -0-
Net increase             119,134           567      $2,350,062         $10,000
(a) Commencement of distributions.


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 21


NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2006.

NOTE I

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2006 will be determined at the end of the current fiscal year. As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $(8,723,403,793)(a)
Unrealized appreciation/(depreciation)                         1,243,129,841(b)
                                                         -------------------
Total accumulated earnings/(deficit)                         $(7,480,273,952)
                                                         -------------------


(a) On July 31, 2005, the Fund had a net capital loss carryforward of $8,723,403,793, of which $5,548,844,576 expires in the year 2009,
$2,082,402,414 expires in the year 2010 and $1,092,156,803 which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales. During the fiscal year, the Fund utilized capital loss carryforward of $235,364,533.



NOTE J

Legal Proceedings

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in the United States District Court for the Southern District of New York against the Adviser, Alfred Harrison and the Fund alleging violation of the Investment Company Act. Plaintiff seeks damages equal to the Fund's losses as a result of the Fund's investment in shares of Enron and a recovery of all fees paid by the Fund to the Adviser beginning November 1, 2000. On March 24, 2003, the court granted the Adviser's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey for coordination with the now dismissed Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund action then pending. On December 5, 2003, plaintiff filed an amended complaint ("Amended Jaffe Complaint") in the United States District Court for the District of New Jersey alleging violations of Section 36(a) of the Investment Company Act, common law negligence, and negligent misrepresentation. Specifically, the Amended Jaffe Complaint alleges that: (i) the defendants


22 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


breached their fiduciary duties of loyalty, care and good faith to the Fund by causing the Fund to invest in securities of Enron, (ii) the defendants were negligent for investing in securities of Enron, and (iii) through prospectuses and other documents defendants misrepresented material facts related to the Fund's investment objective and policies. On January 23, 2004, defendants moved to dismiss the Amended Jaffe Complaint. On May 23, 2005, the court granted defendant's motion and dismissed the case on the ground that plaintiff failed to make a demand on the Fund's Board of Directors ("LCG Board") pursuant to Rule 23.1 of the Federal Rules of Civil Procedure. Plaintiff's time to file an appeal has expired. On June 15, 2005, plaintiff made a demand on the LCG Board, requesting that the LCG Board take action against the Adviser for the reasons set forth in the Amended Jaffe Complaint. In December 2005, the LCG Board rejected plaintiff's demand. The Adviser and the Fund believe that plaintiff's allegations in the Amended Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a putative class action complaint entitled Patrick J. Goggins, et al. v. Alliance Capital Management L.P., et al. ("Goggins Complaint") was filed in the United States District Court for the Southern District of New York against the Adviser, the Fund and individual directors and certain officers of the Fund. On August 13, 2003, the court granted the Adviser's motion to transfer the Goggins Complaint to the United States District Court for the District of New Jersey. On December 5, 2003, plaintiffs filed an amended complaint ("Amended Goggins Complaint") in the United States District Court for the District of New Jersey, which alleges that defendants violated Sections 11, 12(a)(2) and 15 of the Securities Act because the Fund's registration statements and prospectuses contained untrue statements of material fact and omitted material facts. More specifically, the Amended Goggins Complaint alleges that the Fund's investment in Enron was inconsistent with the the Fund's stated strategic objectives and investment strategies. Plaintiffs seek rescissionary relief or an unspecified amount of compensatory damages on behalf of a class of persons who purchased shares of the Fund during the period October 31, 2000 through February 14, 2002. On January 23, 2004, the Adviser moved to dismiss the Amended Goggins Complaint. On December 10, 2004, the court granted the Adviser's motion and dismissed the case. On January 5, 2005, plaintiffs appealed the court's decision. On January 13, 2006, the U.S. Court of Appeals for the Third Circuit affirmed the dismissal. Plaintiffs' time to seek further review of the court's decision expires on April 13, 2006. The Adviser, the Fund and the other defendants believe that plaintiffs' allegations in the Amended Goggins Complaint are without merit and intend to vigorously defend against these allegations.

On October 1, 2003, a class action complaint entitled Erb, et al. v. Alliance Capital Management L.P. ("Erb Complaint") was filed in the Circuit Court of St. Clair County, Illinois, against the Adviser. The plaintiff, purportedly a share-


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 23


holder in the Fund, alleged that the Adviser breached unidentified provisions of the Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for the Fund's portfolio must be a "1-rated" stock, the highest rating that the Adviser's research analysts could assign. Plaintiff alleges that the Adviser impermissibly purchased shares of stocks that were not 1-rated. On June 24, 2004, plaintiff filed an amended complaint ("Amended Erb Complaint") in the Circuit Court of St. Clair County, Illinois. The Amended Erb Complaint allegations are substantially similar to those contained in the previous complaint, however, the Amended Erb Complaint adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by the Adviser's Large Cap Growth Team. The Amended Erb Complaint alleges that the Adviser breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks the Adviser made for the Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an unspecified amount of damages. On July 13, 2004, the Adviser removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities Litigation Uniform Standards Act. On August 30, 2004, the District Court remanded the action to the Circuit Court. On September 15, 2004, the Adviser filed a notice of appeal with respect to the District Court's order. On December 23, 2004, plaintiffs moved to dismiss the Adviser's appeal. On September 2, 2005, the Adviser's appeal was denied. The Adviser believes that plaintiffs' allegations in the Amended Erb Complaint are without merit and intend to vigorously defend against these allegations.

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse


24 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 25


funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dissmissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce


26 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 27


of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Subsequent Event

Effective February 24, 2006, the names of Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Alliance Global Investor Services, Inc. were changed to AllianceBernstein L.P.,
AllianceBernstein Investments, Inc. and AllianceBernstein Investor Services, Inc., respectively.


28 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class A
                       -------------------------------------------------------------------------------------------------------------
                         Six Months
                              Ended                                          December 1,
                        January 31,              Year Ended July 31,            2002 to                Year Ended November 30,
                               2006        -----------------------------        July 31,     ---------------------------------------
                        (unaudited)              2005            2004            2003(a)            2002         2001         2000
                       -------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                     $19.15            $16.28          $15.58             $15.07          $20.24       $29.51       $35.82
                       -------------------------------------------------------------------------------------------------------------
Income From
  Investment
  Operations
Net investment
  loss(b)                     (.14)             (.14)(c)        (.15)(c)(d)        (.10)           (.19)        (.19)        (.26)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions                 2.62              3.01             .85                .61           (4.98)       (6.43)       (3.69)
                       -------------------------------------------------------------------------------------------------------------
Net increase
  (decrease) in
  net asset value
  from operations              2.48              2.87             .70                .51           (5.17)       (6.62)       (3.95)
                       -------------------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                   -0-               -0-             -0-                -0-             -0-       (2.38)       (2.36)
Distributions in
  excess of net
  realized gain
  on investment
  transactions                   -0-               -0-             -0-                -0-             -0-        (.27)          -0-
                       -------------------------------------------------------------------------------------------------------------
Total distributions              -0-               -0-             -0-                -0-             -0-       (2.65)       (2.36)
                       -------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period              $21.63            $19.15          $16.28             $15.58          $15.07       $20.24       $29.51
                       -------------------------------------------------------------------------------------------------------------
Total Return
Total investment
  return based
  on net asset
  value(e)                    12.95%            17.63%           4.49%              3.38%         (25.54)%     (24.90)%     (11.91)%

Ratios/Supplemental
  Data
Net assets, end of
  period
  (000's omitted)        $1,515,170        $1,348,678      $1,550,292         $1,757,243      $2,098,623   $3,556,040   $4,817,131
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             1.73%(f)(g)       1.50%           1.58%              1.89%(g)        1.73%        1.53%        1.44%
  Expenses,
    before waivers/
    reimbursements             1.73%(f)(g)       1.53%           1.76%              1.89%(g)        1.73%        1.53%        1.44%
  Net investment loss         (1.20)%(f)(g)      (.82)%(c)       (.90)%(c)(d)      (1.08)%(g)      (1.09)%       (.83)%       (.71)%
Portfolio turnover rate          34%               56%             61%                60%             93%         135%         125%



See footnote summary on page 35.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Class B
                       -------------------------------------------------------------------------------------------------------------
                        Six Months
                             Ended                                           December 1,
                       January 31,               Year Ended July 31,            2002 to               Year Ended November 30,
                              2006        -------------------------------       July 31,     ---------------------------------------
                       (unaudited)               2005            2004            2003(a)            2002         2001         2000
                       -------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                   $17.28             $14.80          $14.27             $13.88          $18.78       $27.76       $34.05
                       -------------------------------------------------------------------------------------------------------------
Income From
  Investment
  Operations
Net investment
  loss(b)                     (.19)              (.25)(c)        (.25)(c)(d)        (.16)           (.29)        (.35)        (.48)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions                2.36               2.73             .78                .55           (4.61)       (5.98)       (3.45)
                       -------------------------------------------------------------------------------------------------------------
Net increase
  (decrease) in net
  asset value
  from operations             2.17               2.48             .53                .39           (4.90)       (6.33)       (3.93)
                       -------------------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                  -0-                -0-             -0-                -0-             -0-       (2.38)       (2.36)
Distributions in
  excess of net
  realized gain
  on investment
  transactions                  -0-                -0-             -0-                -0-             -0-        (.27)          -0-
                       -------------------------------------------------------------------------------------------------------------
Total distributions             -0-                -0-             -0-                -0-             -0-       (2.65)       (2.36)
                       -------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period             $19.45             $17.28          $14.80             $14.27          $13.88       $18.78       $27.76
                       -------------------------------------------------------------------------------------------------------------
Total Return
Total investment
  return based
  on net asset
  value(e)                   12.56%             16.76%           3.71%              2.81%         (26.09)%     (25.48)%     (12.51)%

Ratios/Supplemental
  Data
Net assets, end of
  period
  (000's omitted)       $1,527,916         $1,559,369      $1,871,308         $2,670,330      $3,080,955   $5,774,836   $8,797,132
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements            2.48%(f)(g)        2.25%           2.34%              2.65%(g)        2.47%        2.25%        2.13%
  Expenses,
    before waivers/
    reimbursements            2.48%(f)(g)        2.28%           2.52%              2.65%(g)        2.47%        2.25%        2.13%
  Net investment loss        (1.95)%(f)(g)      (1.57)%(c)      (1.66)%(c)(d)      (1.84)%(g)      (1.84)%      (1.59)%      (1.40)%
Portfolio turnover rate         34%                56%             61%                60%             93%         135%         125%



See footnote summary on page 35.


30 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class C
                           ---------------------------------------------------------------------------------------------------------
                             Six Months
                                  Ended                                       December 1,
                            January 31,             Year Ended July 31,         2002 to               Year Ended November 30,
                                   2006        -------------------------        July 31,     ---------------------------------------
                            (unaudited)             2005          2004           2003(a)         2002         2001         2000
                           ---------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period            $17.33           $14.83        $14.30           $13.90          $18.81       $27.80       $34.09
                           ---------------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)             (.19)            (.24)(c)      (.25)(c)(d)      (.16)           (.29)        (.35)        (.48)
Net realized and
  unrealized gain (loss)
  on investment
  transactions                     2.37             2.74           .78              .56           (4.62)       (5.99)       (3.45)
                           ---------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations                  2.18             2.50           .53              .40           (4.91)       (6.34)       (3.93)
                           ---------------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                       -0-              -0-           -0-              -0-             -0-       (2.38)       (2.36)
Distributions in excess
  of net realized gain
  on investment
  transactions                       -0-              -0-           -0-              -0-             -0-        (.27)          -0-
                           ---------------------------------------------------------------------------------------------------------
Total distributions                  -0-              -0-           -0-              -0-             -0-       (2.65)       (2.36)
                           ---------------------------------------------------------------------------------------------------------
Net asset value,
  end of period                  $19.51           $17.33        $14.83           $14.30          $13.90       $18.81       $27.80
                           ---------------------------------------------------------------------------------------------------------
Total Return
Total investment return
  based on net asset
  value(e)                        12.58%           16.86%         3.71%            2.88%         (26.10)%     (25.48)%     (12.49)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)              $534,969         $536,804      $666,851         $943,029      $1,116,314   $2,173,671   $3,361,307
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements                 2.45%(f)(g)      2.22%         2.31%            2.62%(g)        2.45%        2.26%        2.13%
  Expenses,
    before waivers/
    reimbursements                 2.45%(f)(g)      2.25%         2.49%            2.62%(g)        2.45%        2.26%        2.13%
  Net investment loss             (1.92)%(f)(g)    (1.53)%(c)    (1.62)%(c)(d)    (1.81)%(g)      (1.81)%      (1.59)%      (1.40)%
Portfolio turnover rate              34%              56%           61%              60%             93%         135%         125%


See footnote summary on page 35.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     Advisor Class
                            --------------------------------------------------------------------------------------------------------
                              Six Months
                                   Ended                                         December 1,
                             January 31,             Year Ended July 31,           2002 to            Year Ended November 30,
                                    2006        ----------------------------       July 31,   --------------------------------------
                             (unaudited)               2005          2004          2003(a)         2002         2001         2000
                            --------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period             $19.76              $16.74        $15.97          $15.42        $20.65       $29.99       $36.25
                            --------------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)              (.08)              (.09)(c)      (.10)(c)(d)     (.08)         (.14)        (.14)        (.14)
Net realized and
  unrealized gain (loss)
  on investment
  transactions                      2.68               3.11           .87             .63         (5.09)       (6.55)       (3.76)
                            --------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations                   2.60               3.02           .77             .55         (5.23)       (6.69)       (3.90)
                            --------------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                        -0-                -0-           -0-             -0-           -0-       (2.38)       (2.36)
Distributions in excess
  of net realized gain
  on investment
  transactions                        -0-                -0-           -0-             -0-           -0-        (.27)          -0-
                            --------------------------------------------------------------------------------------------------------
Total distributions                   -0-                -0-           -0-             -0-           -0-       (2.65)       (2.36)
                            --------------------------------------------------------------------------------------------------------
Net asset value,
  end of period                   $22.36             $19.76        $16.74          $15.97        $15.42       $20.65       $29.99
                            --------------------------------------------------------------------------------------------------------
Total Return
Total investment return
  based on net asset
  value(e)                         13.16%             18.04%         4.82%           3.57%       (25.33)%     (24.72)%     (11.61)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)               $170,446         $1,040,894      $761,895        $793,162      $590,508     $510,603     $523,315
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements                  1.37%(f)(g)        1.20%         1.28%           1.60%(g)      1.45%        1.25%        1.11%
  Expenses,
    before waivers/
    reimbursements                  1.37%(f)(g)        1.23%         1.46%           1.60%(g)      1.45%        1.25%        1.11%
  Net investment loss               (.93)%(f)(g)       (.53)%(c)     (.60)(c)(d)     (.78)%(g)     (.79)%       (.59)%       (.38)%
Portfolio turnover rate               34%                56%           61%             60%           93%         135%         125%


See footnote summary on page 35.


32 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                         Class R
                                     -----------------------------------------------------
                                        Six Months                      November 3,
                                             Ended            Year          2003(h)
                                        January 31,          Ended              to
                                              2006         July 31,        July 31,
                                       (unaudited)            2005            2004
                                     -----------------------------------------------------
Net asset value, beginning of period        $19.10          $16.25       $16.59
                                     -----------------------------------------------------
Income From Investment Operations
Net investment loss(b)                        (.12)           (.17)(c)     (.20)(c)(d)
Net realized and unrealized gain
  (loss) on investment transactions           2.60            3.02         (.14)
                                     -----------------------------------------------------
Net increase (decrease) in net asset
  value from operations                       2.48            2.85         (.34)
                                     -----------------------------------------------------
Net asset value, end of period              $21.58          $19.10       $16.25
                                     -----------------------------------------------------
Total Return
Total investment return based on net
  asset value(e)                             12.98%          17.54%(e)    (2.05)%

Ratios/Supplemental Data
Net assets, end of period (000's
  omitted)                                    $688            $107          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements    1.73%(f)(g)      1.59%         1.70%(g)
  Expenses, before waivers/reimbursements     1.73%(f)(g)     1.62%        1.95%(g)
  Net investment loss                        (1.17)%(f)(g)    (.90)%(c)   (1.08)%(c)(d)(g)
Portfolio turnover rate                         34%             56%          61%




See footnote summary on page 35


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     Class K
                                      ----------------------------------
                                          Six Months
                                               Ended           March 1,
                                          January 31,       2005(h) to
                                                2006           July 31,
                                          (unaudited)             2005
                                      ----------------------------------
Net asset value, beginning of period          $19.19            $17.63
                                      ----------------------------------
Income From Investment Operations
Net investment loss(b)                          (.10)             (.04)
Net realized and unrealized gain on
  investment transactions                       2.63              1.60
                                      ----------------------------------
Net increase in net asset value from
  operations                                    2.53              1.56
                                      ----------------------------------
Net asset value, end of period                $21.72            $19.19
                                      ----------------------------------
Total Return
Total investment return based on net
  asset value(e)                              13.18%              8.85%

Ratios/Supplemental Data
Net assets, end of period (000's
  omitted)                                      $69                $11
Ratio to average net assets of:
  Expenses(g)                                  1.42%(f)           1.03%
  Net investment loss(g)                       (.86)%(f)          (.48)%
Portfolio turnover rate                          34%                56%


See footnote summary on page 35.


34 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     Class I
                                      ----------------------------------
                                          Six Months
                                               Ended           March 1,
                                          January 31,       2005(h) to
                                                2006           July 31,
                                          (unaudited)             2005
                                      ----------------------------------
Net asset value, beginning of period         $19.20            $17.63
                                      ----------------------------------
Income From Investment Operations
Net investment loss(b)                         (.07)             (.02)
Net realized and unrealized gain on
  investment transactions                      2.63              1.59
                                      ----------------------------------
Net increase in net asset value from
  operations                                   2.56              1.57
                                      ----------------------------------
Net asset value, end of period               $21.76            $19.20
                                      ----------------------------------
Total Return
Total investment return based on net
  asset value(e)                              13.33%            8.90%

Ratios/Supplemental Data
Net assets, end of period (000's
  omitted)                                   $2,605             $11
Ratio to average net assets of:
  Expenses(g)                                  1.09%(f)         .83%
  Net investment loss(g)                       (.53)%(f)       (.27)%
Portfolio turnover rate                          34%             56%



(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g)  Annualized.

(h)  Commencement of distributions.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 35


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Large Cap Growth Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 21, 2005 Meeting, the required number of outstanding shares voted in favor of the third item of business, the amendment, elimination or reclassification as non-fundamental of certain investment restrictions, and the fourth item of business, the reclassification of the Fund's investment objective as non-fundamental with changes to the Fund's investment objectives, and the proposals were approved. With respect to the second item of business, the amendment and restatement of the Fund's charter, an insufficient number of required outstanding shares voted in favor of the proposal and therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.


                                                         Withheld
                                      Voted For         Authority
-------------------------------------------------------------------
Ruth Block                          107,385,397         4,085,161
David H. Dievler                    107,378,784         4,091,775
John H. Dobkin                      107,520,071         3,950,487
Michael J. Downey                   107,522,680         3,947,878
William H. Foulk, Jr.               107,469,964         4,000,594
D. James Guzy                       106,450,279         5,020,279
Marc O. Mayer                       107,425,069         4,045,489
Marshall C. Turner, Jr.             107,517,602         3,952,956


                                          Voted                     Broker
                          Voted For      Against     Abstained     Non-Votes
-------------------------------------------------------------------------------
2.    Approve the        70,225,778    2,571,272     3,655,717             0
      Amendment and
      Restoration
      Order

3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                            Voted                      Broker
                          Voted For       Against    Abstained      Non-Votes
-------------------------------------------------------------------------------
3.A.  Diversification    73,487,770     3,663,397    1,892,663     24,819,307

3.B.  Issuing Senior     73,308,926     3,885,599    1,849,305     24,819,307
      Securities
      and Borrowing
      Money

3.C.  Underwriting       73,365,966     3,801,212    1,876,652     24,819,3
      Securities07

3.D.  Concentration of   73,439,518     3,728,142    1,876,170     24,819,307
      Investments






36 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


                                            Voted                       Broker
                          Voted For       Against      Abstained     Non-Votes
-------------------------------------------------------------------------------
3.E.  Real Estate and    73,391,336     3,783,703      1,868,791    24,819,307
      Companies that
      Deal in Real
      Estate

3.F.  Commodity          73,235,330     3,942,455      1,866,045    24,819,307
      Contracts
      and Futures
      Contracts

3.G.  Loans              73,223,880     3,977,378      1,842,572    24,819,307

3.H.  Joint Securities   73,332,246     3,816,615      1,894,969    24,819,307
      Trading Accounts

3.I.  Exercising         73,483,001     3,664,351      1,896,477    24,819,307
      Control

3.J.  Other Investment   73,360,010     3,753,411      1,930,409    24,819,307
      Companies

3.K.  Oil, Gas and       73,470,042     3,675,327      1,898,461    24,819,307
      Other Types of
      Minerals or
      Mineral Leases

3.L.  Purchases of       73,204,904     3,992,378      1,846,547    24,819,307
      Securities
      on Margin

3.M.  Short Sales        73,318,205     3,866,125      1,859,500    24,819,307

3.N.  Pledging,          73,152,649     4,003,759      1,887,421    24,819,307
      Hypothecating,
      Mortgaging,
      or Otherwise
      Encumbering
      Assets

3.P.  Warrants            73,220,653     3,860,111      1,963,066    24,819,307

3.Q.  Unseasoned          73,190,665     3,950,179      1,902,986    24,819,307
      Companies

3.R.  Requirement to      73,402,642     3,753,289      1,887,899    24,819,307
      Invest in
      Specific
      Investments

3.T.  Securities of       73,240,657     3,975,819      1,827,354    24,819,307
      Issuers in
      which Officers,
      or Directors,
      or Partners have
      an Interest

3.V.  Options             73,315,531     3,854,943      1,873,355    24,819,307
      Transactions

3.Y.  Transactions        73,305,221     3,864,904      1,873,704    24,819,307
      Effected Through
      Affiliated Broker-
      Dealer

3.Z.  Meetings Called     73,636,196     3,581,434      1,826,200    24,819,307
      by Stockbrokers

4.B.  The                 70,613,502     4,191,093      4,239,235    24,819,307
      Reclassification
      as Non-Fundamental
      and Changes to
      Specific Fund's
      Investment
      Objectives


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 37


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
David P. Handke, Jr.(2), Vice President
Syed J. Hasnain(2), Vice President
Daniel Nordby, Vice President
Michael J. Reilly(2), Vice President
James G. Reilly(2), Vice President
P. Scott Wallace(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by the Adviser's Large Cap Growth Team, which is responsible for management of all of the Adviser's Large Cap Growth accounts. While all members of the team work jointly to determine the majority of the investment strategy, including stock selection for the Adviser's Large Cap Growth accounts, Messrs. Syed J. Hasnain, David P. Handke, Jr., Michael J. Reilly, James G. Reilly and P. Scott Wallace, members of the Adviser's Large Cap Growth Investment Team, are primarily responsible for day-to-day management of, and have oversight and trading responsibilities for, the Fund's portfolio.



38 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-------------------------------------------------------------------------------
Wealth Strategies Funds
-------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------------------------------------------
Blended Style Funds
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------------------------------------------
Growth Funds
-------------------------------------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-------------------------------------------------------------------------------
Value Funds
-------------------------------------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-------------------------------------------------------------------------------
Taxable Bond Funds
-------------------------------------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------------------------------------------
Municipal Bond Funds
-------------------------------------------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia


-------------------------------------------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------------------------------------------
Closed-End Funds
-------------------------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-------------------------------------------------------------------------------
Retirement Strategies Funds
-------------------------------------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 39


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Large Cap Growth Fund, Inc., (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services.

   2.  Management fees charged by other mutual fund companies for like services.

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

   4. Profit margins of the Adviser and its affiliates from providing such services.

   5.  Possible economies of scale as the Fund grows larger.

   6. Nature and quality of the Adviser's services, including the performance of the Fund.



FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in

* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


40 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


January 2004 as a result of the settlement with the New York State Attorney General.

                                                 Advisory Fee Based on % of
                                                 Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund, Inc.    First $2.5 billion       .75%
                                                 Next $2.5 billion        .65%
                                                 Excess over $5 billion   .60%

The table below shows pro-forma expense ratio information for the Fund for its most recent fiscal year.

                                                  Pro-Forma             Fiscal
                                                  Expense Ratio*      Year End
-------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund, Inc.    Advisor-1.19%   July 31, 2004
                                                 Class A-1.49%
                                                 Class B-2.24%
                                                 Class C-2.21%
                                                 Class R-1.15%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:
                                                Latest
                                                Fiscal Year    As % of Average
                                                Amount        Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund, Inc.   $111,000.00               .002


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

* This pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 41


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund.

                                     Total
                                     Net Assets     Alliance
                                     03/31/05       Institutional
                                     ($MIL)         Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Large Cap
  Growth Fund, Inc.                  4,287          Large Cap
                                                    Growth Schedule
                                                    80bp on 1st $25m
                                                    50bp on next $25m
                                                    40bp on next $50m
                                                    30bp on next $100m
                                                    25bp on the balance
                                                    Minimum accounts size $10m


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have similar investment styles as the Fund. Set forth below are the names and fee schedules of the funds sub-advised by the Adviser that have the same investment style as the Fund:

                    Sub-advised Fund            Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein   AST Alliance Growth         0.40% flat
Large Cap Growth
Fund, Inc.          Prudential Skandia Large    0.60% on first $500 million
                    Cap Growth Portfolio        0.50% thereafter

                    EQ / Alliance Premier       0.60% on the first $1 billion
                         Growth                 0.55% on the next $500 million
                                                0.50% on the next $500 million
                                                0.45% on the next $500 million
                                                0.40% thereafter

                    EQ / Bernstein Diversified  0.50% on first $1 billion
                         Value                  0.40% on next $1 billion
                                                0.30% on next $1 billion
                                                0.20% thereafter

                    SunAmerica Alliance Growth  0.35% on first $50 million
                                                0.30% on next $100 million
                                                0.25% thereafter

                    MassMutual Large Cap        0.40% on first $300 million
                      Growth                    0.37% on next $300 million
                                                0.35% on next $300 million
                                                0.32% on next $600 million
                                                0.25% thereafter




42 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                                   Fee
-------------------------------------------------------------------------------
Equity Growth                                                 .80%


II.   MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.


Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                       Lipper Group
                                                 Fee      Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund, Inc.   0.708      0.708      8/14

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                      Lipper     Lipper                Lipper
                         Expense    Universe   Universe     Lipper      Group
                           Ratio     Median      Rank     Group Rank    Median
-------------------------------------------------------------------------------
AllianceBernstein Large
  Cap Growth Fund, Inc.    1.470      1.380     75/116      13/14      1.218



Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

**    Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

***   Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.



ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 43


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.


The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


44 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:
                                                             Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund, Inc.                        $47,224


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                     12b-1Fee
                                                     Received*   CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund, Inc.     $37,430,814       $3,164,195

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                    AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund                          $14,390,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services

* 12b-1 amounts are gross amounts paid to ABIRM.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 45


required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund relative to its Lipper universe:

                                               Performance Year
                                   Rank in Performance Universe for Periods
                                             Ended March 31, 2005
-------------------------------------------------------------------------------
                               1                 3             5           10
-------------------------------------------------------------------------------
AllianceBernstein Large Cap
  Growth Fund, Inc.          93/132           106/118        83/102       12/37

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


46 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


NOTES

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 47


NOTES


48 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


LCG-0152-0106


ITEM 2.   CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.
The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.    DESCRIPTION OF EXHIBIT
      12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

      12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

      12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Large-Cap Growth Fund, Inc.

By:       /s/ Marc O. Mayer
              -----------------
              Marc O. Mayer
              President

Date:     March 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
              -----------------
              Marc O. Mayer
              President

Date:     March 31, 2006

By:       /s/ Mark D. Gersten
              -----------------
              Mark D. Gersten
              Treasurer and Chief Financial Officer

Date:    March 31, 2006